UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2015

E-COMPASS ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37516	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6F/Tower, 2 West Prosper Centre

No.5, Guanghua Road

Chaoyang District

Beijing, 100020, P.R. China

(Address of Principal Executive Offices) (Zip Code)

86 (10) 8573 1453

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 12, 2015, the Registration Statement on Form S-1 (SEC File No. 333-204054) (the “Registration Statement”) relating to the initial public offering of 4,000,000 units (“Units”) of E-compass Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission (“SEC”). On August 13, 2015, the Company announced the foregoing information in a press release.

Additionally, on August 12, 2015, the Company entered into such certain Underwriting Agreement and various other agreements filed as exhibits to the Registration Statement. The material terms of such agreements are fully described in the Company’s final prospectus, dated August 12, 2015, as filed with the SEC on August 13, 2015. This Current Report on Form 8-K is being filed solely to file such executed agreements.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

1.1	Underwriting Agreement between the Company and Cantor Fitzgerald & Co., as underwriter.

4.1	Rights Agreement between Continental Stock Transfer & Trust Company and the Company.

10.1	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company.

10.2	Escrow Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Company’s Initial Stockholders.

10.3	Subscription Agreement between the Registrant, Graubard Miller and Lodestar Investment Holdings I LLC.

10.4	Registration Rights Agreement between the Company and certain security holders of the Company.

99.1	Press Release, dated August 13, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2015

E-COMPASS ACQUISITION CORP.

By:	/s/ Richard Xu
Name: Richard Xu
Title: Chief Executive Officer

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